SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                       __________________

                            FORM 8-K


                         CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Act of 1934



  Date of Report (Date of earliest event reported): July 6, 2004


                      Portage Partners, Ltd.
     (Exact name of registrant as specified in its charter)


        Nevada             000-322811             76-0616473
   (State or other         (Commission         (I.R.S. Employer
     Jurisdiction         File Number)        Identification No.)
  of incorporation)




   2400 Loop 35, #1502, Alvin, Texas            77511
  (Address of principal executive offices)   (Zip Code)


  Registrant's telephone number, including area code:
  (281) 331-5800




  ITEM 4.  Changes in Registrant's Certifying Accountant

                  (a)    On July 1, 2004 the Company
                  advised Parker and Co. that it would not be appointed as the Company's auditors for the year ended June 30, 2004.

                  (b)    During either of the past two
                  fiscal years, and any subsequent interim period, Parker and Co. reports on the Company's financial statements have not contained adverse opinions or disclaimers of opinion. During either of the past two fiscal years, and any subsequent interim period, there have


Page 1

                  not been any disagreements between
                  Parker and Co. and the Company on any
                  matter of accounting principles or
                  practices, financial statement
                  disclosure, or auditing scope or
                  procedure or any reportable events
                  between Parker and Co. and the Company.

                  (c)    The Company has requested Parker
                  and Co. to furnish it with a letter
                  addresses to the Securities and Exchange
                  Commission stating whether or not it
                  agrees with the statements made by the
                  Company in response to Item 4 and, if
                  not, stating the respects in which it
                  does not agree. The Company delivered a
                  copy of this 8-K report to Parker and
                  Co. on July 1, 2004.

                  (d)    On July 1, 2004 the Board of
                  Directors of the Company appointed
                  Beckstead and Watts LLC as independent
                  auditors of the Company for the fiscal
                  years ended June 30, 2002; June 30, 2003 and June 20, 2004. Prior to the engagement of Beckstead and Watts LLC, neither the Company nor anyone on its behalf consulted with such firm regarding the application of accounting principles to a specified transaction whether completed or uncompleted, or type of audit opinion that might be rendered on the Company'

 ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

 (c) Exhibits

      16.1  Letter on Change in Certifying Accountant

                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PORTAGE PARTNERS, LTD.

   July 6, 2004                    By:  /s/ J. P. Beehner
       (Date)                         Name: J. P.Beehner
                                          Title:  President

Page 2


                           EXHIBIT 16.1


                      JANET LOSS, C.P.A., P.C.
                     CERTIFIED PUBLIC ACCOUNTANT
                     1780 SOUTH BELLAIRE STREET
                              SUITE 500
                          DENVER, CO 80210
                (303) 782   0878(303) 782   0899 FAX

 November 15, 2003

 Portage Partners Ltd.
 5577 CR 203
 Liverpool, TX 77577

 Dear Sirs:
      RE: RESIGNATION OF AUDITOR

 Because of the advent of the Sarbanes   Oxley Act and the
 increased registration requirements and exposure to the potential liability, we have decided that our firm would not seek registration with the Public Company Oversight Accounting Board and as a result, we find ourselves unable to continue as your Independent Public Accountant.

 In accordance with Regulation S-K 304, we resign as auditor of The Madonna Corporation effective immediately. We confirm that we have issued a standard auditor's report for the past two years with not qualifications or modifications. We also confirm that there has been no disagreements with management on any accounting issues or that a change was recommended by the Board of Directors or the Audit Committee.

 Please contact us if you have any questions or concerns.

 Yours truly,
 /s/ Janet Loss, C.P.A., P.C.
      Janet Loss, CPA